UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 18, 2005

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway

Suite 300

Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As of October 18, 2005, a subsidiary of Capital Senior Living Corporation (the "Company") entered into a lease agreement with an affiliate of Ventas, Inc. ("Ventas") to lease Georgetowne Place, a 162 unit senior living community located in Fort Wayne, Indiana. Georgetowne Place has a resident capacity of 247. The initial annual rent for Georgetowne Place under the lease is approximately $1,560,000 per year payable monthly and is subject to conditional escalation provisions, which if applicable are expected to average 2.5% per year over the life of the lease. The lease has an initial term of approximately ten (10) years, ending September 29, 2015, and the Company has two 5-year renewal options. The lease is a "triple net" lease pursuant to which the Company pays all expenses of the property except principal and interest payments on the debt of the property. The lease contains customary representations and warranties and affirmative and negative covenants. The lease is guaranteed by another subsidiary of the Company. The lease is cross defaulted with the Company's other 6 leases with Ventas.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 7.01	Regulation FD Disclosure.

On October 19, 2005, Capital Senior Living Corporation (the “Company”) announced that it executed an agreement with Ventas, Inc. (“Ventas”) to lease the Georgetown Place senior living community in Fort Wayne, Indiana. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contain and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

No.	Exhibit Name

10.1	Master Lease Agreement, dated as of October 18, 2005, by and between Ventas Georgetowne, LLC and Capital Senior Management 2, Inc.

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release dated October 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2005	Capital Senior Living Corporation

By:	Ralph A. Beattie

Name: Ralph A. Beattie

Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name

10.1	Master Lease Agreement, dated as of October 18, 2005, by and between Ventas Georgetowne, LLC and Capital Senior Management 2, Inc.

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release dated October 19, 2005